UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2026

Warner Bros. Discovery, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

230 Park Avenue South

New York, New York 10003

(Address of principal executive offices, including zip code)

212-548-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[☐]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[☐]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[☐]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	WBD	Nasdaq Global Select Market
4.302% Senior Notes due 2030	WBDI30, WBDI30A	Nasdaq Global Market
4.693% Senior Notes due 2033	WBDI33, WBDI33A	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 27, 2026, Warner Bros. Discovery, Inc. (the “Company” or “WBD”) announced that its wholly-owned subsidiaries, Discovery Communications, LLC (“DCL”) and Discovery Global Holdings, Inc. (“DGH”, and together with DCL, the “Issuers”), had received the required consents (the “Requisite Consents”) for the adoption of certain proposed amendments (the “Proposed Amendments”) to the indentures governing the Notes (as defined below) in the previously announced Consent Solicitations (as defined below).

As previously announced, on May 19, 2026, the Issuers commenced solicitations of consents (the “Consent Solicitations”) from holders of (i) DCL’s 3.950% Senior Notes due 2028, (ii) DCL’s 4.125% Senior Notes due 2029, (iii) DCL’s 3.625% Senior Notes due 2030, (iv) DCL’s 5.000% Senior Notes due 2037, (v) DCL’s 6.350% Senior Notes due 2040, (vi) DCL’s 4.950% Senior Notes due 2042, (vii) DCL’s 4.875% Senior Notes due 2043, (viii) DCL’s 5.200% Senior Notes due 2047, (ix) DCL’s 5.300% Senior Notes due 2049, (x) DGH’s 3.755% Senior Notes due 2027, (xi) DGH’s 4.054% Senior Notes due 2029, (xii) DGH’s 4.279% Senior Notes due 2032, (xiii) DGH’s 5.050% Senior Notes due 2042, (xiv) DGH’s 5.141% Senior Notes due 2052, (xv) DGH’s 4.302% Senior Notes due 2030, and (xvi) DGH’s 4.693% Senior Notes due 2033 (collectively, the “Notes”) to adopt the Proposed Amendments to the indentures governing the applicable Notes. The terms and conditions of the Consent Solicitations are set forth in the Issuers’ Consent Solicitation Statement, dated May 19, 2026 (the “Consent Solicitation Statement”). The Requisite Consents were received and accepted by the Issuers, and the Consent Solicitations subsequently expired at 5:00 p.m., New York City time, on May 26, 2026.

As a result of receiving the Requisite Consents, each of DCL and DGH executed and delivered the following supplemental indentures to the applicable indentures (collectively, the “Supplemental Indentures”) relating to the Proposed Amendments. Each of the Supplemental Indentures is effective upon execution and delivery thereof, but will become operative only upon the payment date for the applicable Consent Solicitation (which is expected to occur on or about May 29, 2026):

(i) Twenty-Fourth Supplemental Indenture, dated May 26, 2026, among DCL, as the issuer, the guarantors from time to time party thereto and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (in such capacity, the “DCL Indenture Trustee”), with respect to the Indenture, dated August 19, 2009, among DCL, as the issuer, the guarantors from time to time party thereto and the DCL Indenture Trustee, as trustee (the “DCL Supplemental Indenture”);

(ii) Third Supplemental Indenture, dated May 26, 2026, among DGH, as the issuer, the guarantors from time to time party thereto and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “DGH Indenture Trustee”), with respect to the Indenture, dated March 15, 2022, among DGH, as the issuer, the guarantors from time to time party thereto and the DGH Indenture Trustee, as trustee (the “2022 DGH Supplemental Indenture”); and

(iii) Fourth Supplemental Indenture, dated May 26, 2026, among DGH, as the issuer, the guarantors from time to time party thereto and the DGH Indenture Trustee, as trustee, with respect to the Indenture, dated as of March 10, 2023, among DGH, as the issuer, the guarantors from time to time party thereto and the DGH Indenture Trustee, as trustee (the “2023 DGH Supplemental Indenture”).

The DCL Supplemental Indenture, the 2022 DGH Supplemental Indenture and the 2023 DGH Supplemental Indenture, if they become operative, will, among other things, (i) extend the deadline by which the Issuers are obligated to commence an offer for junior lien secured notes (“Junior Lien Exchange Notes”) of the Issuers to holders of the Notes in exchange for the Notes (the “Required Exchange Transactions”) from December 30, 2026 to the End Date (as defined in the Agreement and Plan of Merger (the “Merger Agreement”) governing the acquisition of WBD (the “Acquisition”) by Paramount Skydance Corporation (“Paramount”)), which is March 4, 2027 (as such date may be extended by the parties to the Merger Agreement); provided that if the Merger Agreement is validly terminated on or prior to such date, such deadline shall be the date that is the later of (x) December 30, 2026 and (y) 90 calendar days following the date on which the Merger Agreement is validly terminated, (ii) specify that either: (1) if the Acquisition is consummated, (a) such Junior Lien Exchange Notes will not include a restrictive liens covenant or a restricted debt prepayments covenant, (b) such Junior Lien Exchange Notes will be guaranteed on a senior basis by WBD and each subsidiary of the applicable Issuer that is an obligor under the senior secured funded debt facility with the lowest lien priority to which WBD is an obligor as of the consummation of the Acquisition (the “Applicable Take-Out Facility”), (c) such Junior Lien Exchange Notes will be secured by the assets of WBD, the applicable Issuer, and such applicable guarantor subsidiaries, with such modifications as deemed necessary or advisable by the applicable Issuer to reflect liens on such assets that are junior in priority to the Applicable Take-Out Facility, and (d) the requirement that the same principal amount of Junior Lien Exchange Notes be issued in exchange for the applicable Notes in the Required Exchange Transactions will be removed, or (2) if the Acquisition is not consummated or the Merger Agreement is validly terminated pursuant to its terms, such Junior Lien Exchange Notes will be substantially consistent (as determined by the applicable Issuer (in its sole discretion)) with the terms expressly set forth under the “Brief Description of the Junior Lien Exchange Notes” section of the offer to purchase and consent solicitation statement, dated as of June 9, 2025, subject to the modifications described in the Consent Solicitation Statement, and (iii) make certain technical and other modifications, as described in the Consent Solicitation Statement, to reflect the foregoing contemplated amendments and to cure certain ambiguities in the applicable indentures.

The foregoing description of the Supplemental Indentures does not purport to be complete, is subject to and is qualified in its entirety by reference to the copies of the Supplemental Indentures attached hereto as Exhibits 4.1, 4.2 and 4.3, which are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosures set forth in Item 1.01 (including information incorporated therein by reference) are incorporated by reference into this Item 3.03.

Item 8.01	Other Events.

On May 27, 2026, the Company issued a press release announcing the receipt of the Requisite Consents for the adoption of the Proposed Amendments to the indentures governing the applicable Notes in the previously announced Consent Solicitations. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Concerning Forward-Looking Information

This Current Report on Form 8-K (including the exhibits attached hereto) contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the Acquisition. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially. Risks and uncertainties include, but are not limited to: the Issuers’ ability to settle the Consent Solicitations on the terms described herein or at all; the risk that the closing conditions for the Acquisition will not be satisfied, including the risk that clearances under applicable antitrust or regulatory laws will not be obtained or will be obtained subject to conditions that are not anticipated; the possibility that the transactions described herein will not be completed in the expected timeframe or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Acquisition; potential adverse effects to the businesses of Paramount or WBD during the pendency of the Acquisition, such as employee departures or distraction of management from business operations; negative effects of the announcement or the consummation of the Acquisition on the market price of Paramount or WBD stock; the risk of stockholder litigation relating to the Acquisition, including resulting expense or delay; the potential that the expected benefits and opportunities of the Acquisition, if completed, may not be realized or may take longer to realize than expected; risks related to Paramount’s and WBD’s streaming businesses; the adverse impact on Paramount’s and WBD’s respective advertising revenues as a result of changes in consumer behavior, advertising market conditions, and deficiencies in audience measurement; risks related to operating in highly competitive and dynamic industries; the unpredictable nature of consumer behavior, as well as evolving technologies and distribution models; risks related to Paramount’s or WBD’s decisions to invest in new businesses, products, services, and technologies, and the evolution of Paramount’s or WBD’s business strategy; the potential for loss of carriage or other reduction in, or the impact of negotiations for, the distribution of Paramount’s or WBD’s content; damage to Paramount’s or WBD’s reputation or brands; losses due to asset impairment charges for goodwill, content and long-lived assets, including finite-lived intangible assets; liabilities related to discontinued operations and former businesses; increasing scrutiny of, and evolving expectations for, sustainability initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; challenges in protecting and maintaining Paramount’s and WBD’s intellectual property rights; domestic and global political, economic and regulatory factors affecting Paramount’s or WBD’s businesses generally or the Acquisition; the inability to hire or retain key employees or secure creative talent; disruptions to Paramount’s or WBD’s operations as a result of labor disputes; risks and costs associated with the integration of, and Paramount’s ability to integrate, the businesses of Paramount Global, Skydance Media, LLC, and WBD successfully and to achieve anticipated synergies; litigation related to the Acquisition and other matters or transactions; risks associated with Paramount’s or WBD’s holding company structure, including its dependence on distributions from its subsidiaries to meet tax obligations and other cash requirements; and risks related to Paramount’s or WBD’s indebtedness, including Paramount’s or WBD’s substantial outstanding debt obligations, Paramount’s or WBD’s ability to incur substantially more debt and Paramount’s or WBD’s ability to meet the financial and other covenants contained in the agreements governing their respective indebtedness. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Paramount and WBD can be found in Paramount’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2026, including in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” Paramount’s most recently filed Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, including in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and Paramount’s subsequent filings with the SEC, and in WBD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026, including in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” WBD’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, filed with the SEC on May 6, 2026, including in the section captioned “Cautionary Note Concerning Forward-Looking Statements,” and WBD’s subsequent filings with the SEC. Neither Paramount nor WBD undertakes to update any forward-looking statement as a result of new information or future events or developments, except as required by law. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Twenty-Fourth Supplemental Indenture, dated May 26, 2026, among DCL, as the issuer, the guarantors from time to time party thereto and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee

4.2	Third Supplemental Indenture, dated May 26, 2026, among DGH, as the issuer, the guarantors from time to time party thereto and U.S. Bank Trust Company, National Association, as trustee

4.3	Fourth Supplemental Indenture, dated May 26, 2026, among DGH, as the issuer, the guarantors from time to time party thereto and U.S. Bank Trust Company, National Association, as trustee

99.1	Press Release of Warner Bros. Discovery, Inc., dated May 27, 2026

101	Inline XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2026	WARNER BROS. DISCOVERY, INC.

	By:	/s/ Gunnar Wiedenfels
	Name:	Gunnar Wiedenfels
	Title:	Chief Financial Officer